                                                                    EXHIBIT 99.7

DEBTOR:  DELTA QUEEN COASTAL VOYAGES, L.L.C.        CASE NUMBER:  01-10964 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED




 In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached December Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ EDDIE J. PUSTIZZI
-------------------------
Eddie J. Pustizzi
Director, Accounting

DEBTOR:  DELTA QUEEN COASTAL VOYAGES, L.L.C.        CASE NUMBER:  01-10964 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to December Monthly Operating Report

                                     Summary Of Bank And Investment Accounts                     Attachment 1
                                        Delta Queen Coastal Voyages, L.L.C.
Summary                                        Case No: 01-10964 (JWV)                           UNAUDITED
Delta Queen Coastal Voyages, LLC            For Month Of December, 2002

                                                 Balances
                                    ---------------------------------       Receipts &        Bank
                                         Opening           Closing          Disbursements     Statements    Account
Account                             As Of 12/01/02    As Of 12/31/02        Included          Included      Reconciled
-------                             --------------    --------------        --------          --------      ----------
No Bank Or Investment                      NA                NA                 NA                NA            NA
Accounts

                                             Receipts & Disbursements                          Attachment 2
                                         Delta Queen Coastal Voyages, L.L.C.
Summary                                        Case No: 01-10964 (JWV)
Delta Queen Coastal Voyages, LLC            For Month Of December, 2002
Attach 2


       No Receipts Or Disbursements Due To No Bank Or Investment Accounts

                                          Concentration & Investment Account Statements         Attachment 3
                                              Delta Queen Coastal Voyages, L.L.C.
Summary                                             Case No: 01-10964 (JWV)
Delta Queen Coastal Voyages, LLC                 For Month Of December, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                  Date: 16-JAN-03 16:52:22
INCOME STATEMENT - ATTACHMENT 4                       Page:   1
Current Period: DEC-02

currency USD
Company=30 (DELTA QUEEN COAST VOY)


                                              PTD-Actual
                                              31-Dec-02
                                           ---------------
Revenue
Gross Revenue                                         0.00
Allowances                                            0.00
                                           ---------------
Net Revenue                                           0.00

Operating Expenses
Air                                                   0.00
Hotel                                                 0.00
Commissions                                           0.00
Onboard Expenses                                      0.00
Passenger Expenses                                    0.00
Vessel Expenses                                       0.00
Layup/Drydock Expense                                 0.00
Vessel Insurance                                      0.00
                                           ---------------
Total Operating Expenses                              0.00

                                           ---------------
Gross Profit                                          0.00

SG&A Expenses
Sales & Marketing                                     0.00
Start-Up Costs                                        0.00
                                           ---------------
Total SG&A Expenses                                   0.00

                                           ---------------
EBITDA                                                0.00

Depreciation                                          0.00

                                           ---------------
Operating Income                                      0.00

Other Expense/(Income)
Interest Income                                       0.00
Equity in Earnings for Sub                          306.90
Reorganization expenses                               0.00
                                           ---------------
Total Other Expense/(Income)                       (306.90)

                                           ---------------
Net Pretax Income/(Loss)                            306.90

Income Tax Expense                            2,896,625.10

                                           ---------------
Net Income/(Loss)                            (2,896,318.20)
                                           ===============

AMCV US SET OF BOOKS                                  Date: 20-JAN-03 12:59:00
BALANCE SHEET - ATTACHMENT 5                          Page:   1
Current Period: DEC-02

currency USD
Company=30 (DELTA QUEEN COAST VOY)


                                                YTD-Actual                      YTD-Actual
                                                31-Dec-02                      22-Oct-01
                                             ----------------                ----------------
ASSETS

Cash and Equivalent                                      0.00                            0.00

Restricted Cash                                          0.00                            0.00

Accounts Receivable                                      0.00                            0.00

Inventories                                              0.00                            0.00

Prepaid Expenses                                         0.00                            0.00

Other Current Assets                                     0.00                            0.00

                                             ----------------                ----------------
Total Current Assets                                     0.00                            0.00


Fixed Assets                                             0.00                            0.00

Accumulated Depreciation                                 0.00                            0.00

                                             ----------------                ----------------
Net Fixed Assets                                         0.00                            0.00


Net Goodwill                                             0.00                            0.00

Intercompany Due To/From                          (412,107.06)                    (411,482.06)

Net Deferred Financing Fees                              0.00                            0.00

Net Investment in Subsidiaries                 (95,932,230.58)                 (12,652,491.22)

                                             ----------------                ----------------
Total Other Assets                             (96,344,337.64)                 (13,063,973.28)

                                             ----------------                ----------------
Total Assets                                   (96,344,337.64)                 (13,063,973.28)
                                             ================                ================

AMCV US SET OF BOOKS                                  Date: 20-JAN-03 12:59:00
BALANCE SHEET - ATTACHMENT 5                          Page:   2
Current Period: DEC-02

currency USD
Company=30 (DELTA QUEEN COAST VOY)


                                                          YTD-Actual                     YTD-Actual
                                                          31-Dec-02                       22-Oct-01
                                                      -------------------            -------------------
LIABILITIES

Accounts Payable                                                    0.00                           0.00

Accrued Liabilities                                                 0.00                           0.00

Deposits                                                            0.00                           0.00

                                                      -------------------            -------------------
Total Current Liabilities                                           0.00                           0.00


Long Term Debt                                                      0.00                           0.00

Other Long Term Liabilities                                         0.00                  (2,896,625.10)

                                                      -------------------            -------------------
Total Liabilities                                                   0.00                  (2,896,625.10)


Liabilities Subject to Compromise                                   0.00                           0.00


OWNER'S EQUITY

Common Stock                                                        0.00                           0.00

Add'l Paid In Capital                                               0.00                           0.00

Current Net Income (Loss)                                 (85,482,693.35)                 (6,703,754.04)

Retained Earnings                                         (10,861,644.29)                 (3,463,594.14)

                                                      -------------------            -------------------
Total Owner's Equity                                      (96,344,337.64)                (10,167,348.18)

                                                      -------------------            -------------------
Total Liabilities & Equity                                (96,344,337.64)                (13,063,973.28)
                                                      ===================            ===================

DEBTOR:  DELTA QUEEN COASTAL VOYAGES, LLC           CASE NUMBER:  01-10964 (JWV)


                                  ATTACHMENT 6
                    Summary List of Due To/Due From Accounts
                     For the Month Ended December 31, 2002



                                              CASE              BEGINNING                                                ENDING
AFFILIATE NAME                                NUMBER             BALANCE             DEBITS            CREDITS           BALANCE
American Classic Voyages Co.                01-10954          (934,299.38)              --                --          (934,299.38)
AMCV Cruise Operations, Inc.                01-10967           190,721.38               --                --           190,721.38
The Delta Queen Steamboat Co.               01-10970           880,428.81               --                --           880,428.81
Great AQ Steamboat, L.L.C                   01-10960          (144,264.37)              --                --          (144,264.37)
Great Pacific NW Cruise Line, L.L.C         01-10977          (118,887.26)              --                --          (118,887.26)
Great River Cruise Line, L.L.C              01-10963           (18,978.71)              --                --           (18,978.71)
Great Ocean Cruise Line, L.L.C              01-10959           (85,950.95)              --                --           (85,950.95)
Cape Cod Light, L.L.C                       01-10962             5,738.80               --                --             5,738.80
Cape May Light, L.L.C                       01-10961          (186,615.38)              --                --          (186,615.38)
                                                             --------------------------------------------------------------------
                                                              (412,107.06)              --                --          (412,107.06)
                                                             ====================================================================

                        Delta Queen Coastal Voyages, LLC
                                 01-10964 (JWV)




                            Accounts Receivable Aging
                             As of December 31, 2002







                                  Attachment 7


                                 Not Applicable

                        Delta Queen Coastal Voyages, LLC
                                 01-10964 (JWV)




                             Accounts Payable Detail
                             As of December 31, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR:  DELTA QUEEN COASTAL VOYAGES, LLC           CASE NUMBER:  01-10964 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO DECEMBER MONTHLY OPERATING REPORT



The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Other long-term liabilities had consisted of deferred tax assets and liabilities, net. Deferred tax assets and liabilities had been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax basis of assets and liabilities. The Debtor adjusted the recorded amounts to zero based upon the expected outcome of Chapter 11 proceedings.